THE INDEBTEDNESS, OBLIGATIONS AND OTHER LIABILITIES DESCRIBED HEREIN AND THE LIENS AND SECURITY INTERESTS GRANTED HEREBY ARE SUBORDINATE AND JUNIOR TO THE INDEBTEDNESS, OBLIGATIONS AND OTHER LIABILITIES OF, AND THE LIENS AND SECURITY INTERESTS GRANTED TO, CERTAIN SENIOR LENDERS, AS DESCRIBED IN THIS AGREEMENT.

                    SUBORDINATED LOAN AND SECURITY AGREEMENT

         THIS SUBORDINATED LOAN AND SECURITY AGREEMENT (the "Agreement") is made and entered into as of August __, 2000 by and between the Wilmington Trust Company and George Jeff Mennen u/a dated November 25, 1970 with George S. Mennen FBO John Henry Mennen, and its assigns (the "Secured Party"), and Onkyo Acquisition Corporation, an Indiana corporation, or its successors including Onkyo America, Inc. (either or both the "Debtor"). Onkyo America, Inc. is sometimes also referred to as "OAI" and Onkyo Acquisition Corporation is sometimes also referred to as "OAC".

         WHEREAS, the Secured Party has extended certain credit to the Debtor, which is to be repaid with interest in accordance with the terms of a Senior Subordinated Promissory Note of even date herewith executed by the Debtor in favor of the Secured Party and in the original principal amount of Seven Million Dollars ($7,000,000) (the "Mennen Note"), the form of which is annexed as Exhibit A;

         WHEREAS, in order to induce the Secured Party to extend the credit to the Debtor referred to above; and to secure the payment of the Mennen Note, the Debtor enters into this Agreement providing for, among other things, a junior security interest in favor of the Secured Party in the Collateral (as such term is defined below);

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

1. Definitions. When used herein, (a) the terms Chattel Paper, Deposit Account, Document, Equipment, Financial Asset, Fixture, Goods, Inventory, and Instrument have the respective meanings assigned thereto in the UCC (as defined below); (b) capitalized terms which are not otherwise defined have the respective meanings assigned thereto in the Credit Agreement of even date by and among GMAC Business Credit, LLC, for itself and as agent, certain financial institutions as "Lenders" and the Debtor (the "Credit Agreement"); and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

2. Account Debtor means the party who is obligated on or under any Account Receivable, Contract

Right or General Intangible.

3. Account Receivable means any right of the Debtor to payment for goods sold or leased or for services rendered.

4. Collateral means all personal property and rights of the Debtor, tangible and intangible, in which a security interest is granted hereunder. Following the Debtor's merger into OAI, Collateral shall refer to the items on Schedule 1, which are owned by OAI or as to which OAI had any interest.

5. Computer Hardware and Software means all of the Debtor's rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; and (iv) any documentation for hardware, software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

6. Contract Right means any right of the Debtor to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

7. Default means the occurrence of a "Default" under the Mennen Note.

8. General Intangibles means all of the Debtor's "general intangibles" as defined in the UCC and, in any event, includes (without limitation) all of the Debtor's trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.

9. GMAC means GMAC Business Credit LLC, as agent and a "Lender" under the Credit Agreement.

10. Intellectual Property means all past, present and future: trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights throughout the world in and to all of the foregoing.

11. Liabilities means all obligations (monetary or otherwise) of the Debtor under the Mennen Note.

12.  Non-Tangible   Collateral  means,   collectively,   the  Debtor's  Accounts
Receivable, Contract Rights and General Intangibles.

13. UCC means the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement; provided that, as used in Section 8 of the Credit Agreement, "UCC" shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

14.               Loan to the Debtor.
                  ------------------

(a) The Secured Party shall lend the Debtor Seven Million and 00/100 Dollars ($7,000,000) as evidenced by the Mennen Note.

(b) The Secured Party consents to the merger of the Debtor into OAI only on condition that OAI assumes payment of the Mennen Note and grants the Secured Party a junior security interest in all of the present and future assets of OAI, subordinate as provided in the Subordination Agreement (as herein defined).

15. Grant of Security Interest. As security for the payment of all Liabilities, the Debtor hereby assigns and grants to the Secured Party a continuing junior security interest in the following, whether now or hereafter existing or acquired:

(a) All of the Debtor's: (i) Accounts Receivable; (ii) Chattel Paper; (iii) Computer Hardware and Software and all rights with respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing; (iv) Contract Rights; (v) Deposit Accounts; (vi) Documents; (vii) Financial Assets; (viii) General Intangibles;
(ix) Goods (including all of its Equipment, Fixtures and Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor; (x) Instruments; (xi) Intellectual Property; (xii) money (of every jurisdiction whatsoever); and (xiii) to the extent not included in the foregoing, other personal property of any kind or description; together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provisions of any lease or license of Computer Hardware and Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) the assignment thereof, and the grant of a security interest therein, the Debtor's rights in such lease or license shall be excluded from the foregoing assignment and grant for so long as such prohibition continues, it being understood that upon request of the Secured Party, the Debtor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of the Secured Party in the Debtor's rights under such lease or license.

16. Warranties. The Debtor warrants that: (i) except as provided on Schedule 4, [Schedule LaSalle, leases, etc.] no financing statement, other than any which may have been filed on behalf of the Secured Party or in connection with the Senior Lien (as defined in the Subordination Agreement), expressly permitted by the Credit Agreement ("Permitted Liens"), covering any of the Collateral is on file in any public office; (ii) the Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the Senior Lien, the Junior security interest hereunder and Permitted Liens, with full power and authority to execute this Agreement and perform the Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) all information with respect to Collateral and Account Debtor's set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Debtor to the Secured Party is and will be true and correct in all material respects as of the date furnished; (iv) the Debtor's chief executive office and principal place of business are as set forth on
Schedule 4 hereto (and neither Debtor has maintained its chief executive office and principal place of business at any other location at any time after January 31, 1999); (v) each other location where the Debtor maintains a place of business is set forth on Schedule 4 hereto; (vi) except as set forth on Schedule 4 hereto, neither Debtor is now known and during the five years preceding the date hereof has not previously been known by any trade name; (vii) except as set forth on Schedule 4 hereto, during the five years preceding the date hereof, neither Debtor has been known by any legal name different from the one set forth on the signature pages of this Agreement nor has either Debtor been the subject of any merger or other corporate reorganization except as set forth on Schedule 4; (viii) Schedule 4 hereto contains a complete listing of all of the Debtor's Intellectual Property which is subject to registration statutes; (ix) each Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (x) the execution and delivery of this Agreement and the performance by each Debtor of its obligations hereunder are within each Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of either Debtor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon either Debtor; (xi) this Agreement is a legal, valid and binding obligation of each Debtor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and (xii) OAC is, and to its knowledge, OAI is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which would reasonably be expected to result in a Material Adverse Effect.

17. Certificates, Schedules and Reports. The Debtor will from time to time, as the Secured Party may request, deliver to the Secured Party such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by the Debtor in full or partial payment of any of the Collateral, as the Secured Party may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of the Debtor and shall be in such form and detail as the Secured Party may specify. The Debtor shall immediately notify the Secured Party of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which is material to the Debtor, and such notice shall specify the amount of such loss or depreciation.

18. Agreements of the Debtor. The Debtor (a) will, upon request of the Secured Party, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Secured Party) and do such other acts and things (including, delivery to the Secured Party of any Instruments or Certificated Securities which constitute Collateral), all as the Secured Party may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than the Senior Lien and Permitted Liens) to secure the payment of the Liabilities; (b) will keep all its Inventory at, and will not maintain any place of business at any location other than, its address(es) shown on Schedule 4 hereto or at such other addresses of which the Debtor shall have given the Secured Party not less than 10 days' prior written notice, (c) will keep its records concerning the Non-Tangible Collateral in such a manner as will enable the Secured Party or its designees to determine at any time the status of the Non-Tangible Collateral; (d) will furnish the Secured Party such information concerning the Debtor, the Collateral and the Account Debtors as the Secured
Party may from time to time reasonably request; (e) will permit the Secured Party and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect the Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and other papers in the possession of the Debtor pertaining to the Collateral and the Account Debtors, and will, upon request of the Secured Party during the existence of a Default, deliver to the Secured Party all of such records and papers; (f) will, upon request of the Secured Party, stamp on its records concerning the Collateral, and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Secured Party, of the security interest of the Secured Party hereunder; (g) except for the sale or lease of Inventory in the ordinary course of its business, sales of Equipment which is no longer useful in its business or which is being replaced by similar Equipment, or as otherwise permitted by or pursuant to the Credit Agreement, will not sell, lease, assign or create or permit to exist any Lien on any Collateral other than Permitted Liens; (h) without limiting the provisions of Section 10.3 of the Credit Agreement, will at all times keep all of its Inventory and other Goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, (i) will take such actions as are reasonably necessary to keep its Inventory in good repair and condition; (j) will take such actions as are reasonably necessary to keep its Equipment in good repair and condition and in good working order, ordinary wear and tear excepted; (k) will promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods; (l) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; (m) except as listed on Schedule 7, will keep all of the tangible Collateral in the United States; and (n) will reimburse the Secured Party for all expenses, including reasonable attorney's fees and charges (including pro rata salary and cash benefit costs of attorneys who are employees of the Secured Party to the extent that they are acting in a legal capacity), incurred by the Secured Party in seeking to collect or enforce any rights in respect of the Debtor's Collateral.

19. Other Rights. Any expenses incurred in protecting, preserving or maintaining any Collateral shall be borne by the Debtor. Whenever a Default shall be existing, GMAC shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the Debtor shall at the request of GMAC or the Secured Party, as applicable, do any and all lawful acts and execute any and all proper documents required by GMAC or the Secured Party, as applicable, in aid of such enforcement and the Debtor shall promptly, upon demand, reimburse and indemnify GMAC or the Secured Party for all costs and expenses incurred by GMAC or the Secured Party, as applicable, in the exercise of its rights under this Section 7. Notwithstanding the foregoing, GMAC and the Secured Party shall have no obligation or liability regarding the Collateral or any part thereof by reason of, or arising out of, this Agreement.

20. Default. Whenever a Default shall be existing, subject to the Subordination Agreement, the Secured Party, may exercise from time to time any right or remedy available to it under applicable law. The Debtor agrees, in case of Default subject to Subordination Agreement, (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to GMAC or the Secured Party, as applicable, and (ii) at the applicable party's request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the applicable party or its nominee to be registered as owner of the Intellectual Property with any competent registration authority. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least 10 days before such disposition. Subject to the Subordination Agreement, any proceeds of any disposition by GMAC or the Secured Party of any of the Collateral may be applied by GMAC or the Secured Party to payment of expenses in connection with the Collateral, including reasonable attorney's fees and charges (including prorata salary and cash benefit costs to the extent that they are acting in a legal capacity of attorneys who are employees of GMAC or the Secured Party), and any balance of such proceeds may be applied by GMAC or the Secured Party toward the payment of such of the Liabilities, and in such order of application, as GMAC or the Secured Party may from time to time elect (in all cases subject to the order established by the Subordination Agreement).

21.               General.
                  -------

(a) GMAC or the Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Debtor requests in writing, but failure of GMAC or the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of GMAC or the Secured Party to preserve or protect any right with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of such Collateral.

(b) Any notice from the Secured Party to the Debtor, if mailed, shall be deemed given five days after the date mailed, postage prepaid, addressed to the Debtor either at the Debtor's address shown on Schedule 4 hereto or at such other address as the Debtor shall have specified in writing to the Secured Party as its address for notices hereunder.

(c) Subject to the Subordination Agreement, the Debtor agrees to pay all expenses, including reasonable attorney's fees and charges (including pro rata salary and cash benefit costs of attorneys who are employees of the Secured Party to the extent that they are acting in a legal capacity) paid or incurred by the Secured Party in endeavoring to collect the Liabilities of the Debtor, or any part thereof, and in enforcing this Agreement against the Debtor, and such obligations will themselves be Liabilities.

(d) No delay on the part of GMAC or the Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

(e) This Agreement shall remain in full force and effect until the Mennen Note has been paid in full. If at any time all or any part of any payment theretofore applied by GMAC or the Secured Party to any of the Liabilities or the Mennen
Note is or must be rescinded or returned by GMAC or the Secured Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Debtor), such Liabilities or the Mennen Note shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by GMAC or the Secured Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities or the Mennen Note, all as though such application by GMAC or the Secured Party had not been made.

(f) This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State, subject, however, to the applicability of the UCC of any jurisdiction in which any Goods of the Debtor may be located at any given time. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(g) The rights and privileges of the Secured Party hereunder shall inure to the benefit of its successors and assigns.

(h) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Secured Party a counterpart of this Agreement together with supplements to the Schedules hereto setting forth all relevant information with respect to such party as of the date of such delivery. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all the terms of, this Agreement.

(i) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE SECURED PARTY'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH ON SCHEDULE 4 HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE SECURED PARTY AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(j) THE DEBTOR AND THE SECURED PARTY HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE INCLUDING THE MENNEN NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(k) It is the intention of the parties hereto that the priorities and agreements herein contained continue to apply after the enactment by the various States of Revised Article 9--Secured Transactions (with conforming amendments to Articles 1, 2, 2a, 4, 5, 6, 7 and 8) to the UCC as approved by The American Law Institute in 1998 and approved and recommended for enactment in all the States by the National Conference of Commissioners for Uniform State Laws in 1998 ("Revised
Article 9") and the effectiveness of Revised Article 9 in any State. After the effectiveness of Revised Article 9 in any State governing perfection and the effect of perfection or non-perfection of a security interest in any Collateral, as to such State and such Collateral, (i) all section references herein to, and all defined terms used herein defined in, Article 9 of the UCC as currently in effect shall be deemed to be to any corresponding Section or definition of Revised Article 9, and (ii) if any definition used herein by reference to Revised Article 9 is broader than the corresponding definition used in current
Article 9 of the UCC, such broader definition will apply herein.

(l) PURSUANT TO THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF AUGUST ____, 2000 (AS AMENDED, RESTATED OR MODIFIED FROM TIME TO TIME, THE "SUBORDINATION AGREEMENT") AMONG GMAC BUSINESS CREDIT, LLC, FOR ITSELF AND AS AGENT FOR THE "LENDERS", AS DEFINED IN THE SUBORDINATION AGREEMENT (THE "SENIOR LENDERS"); WITH THE WILMINGTON TRUST COMPANY AND GEORGE JEFF MENNEN U/A DATED NOVEMBER 25, 1970 WITH GEORGE S. MENNEN FBO JOHN HENRY MENNEN, AND ITS ASSIGNS AS INITIAL HOLDER HEREOF; ONKYO ACQUISITION CORPORATION; AND ONKYO AMERICA, INC., THE LIENS AND SECURITY INTERESTS GRANTED HEREIN, AND THE ABILITY OF SECURED PARTY TO EXERCISE REMEDIES HEREUNDER AND UNDER THE MENNEN NOTE, ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENT TO THE SENIOR LIEN (AS DEFINED IN THE SUBORDINATION AGREEMENT) AND THE PRIOR INDEFEASIBLE PAYMENT, PERFORMANCE AND OBSERVANCE OF ALL SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT); AND SECURED PARTY, BY ITS EXECUTION HEREOF, AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

(m)
                                             [SIGNATURE PAGE FOLLOWS]

                  Security Agreement of Borrower Signature Page

         IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the day and year first above written.

                        Debtor:

                        ONKYO ACQUISITION CORPORATION, an Indiana Corporation
---------


                        By:
                        Title: David Natan,
---------
                        President

                        Secured Party:

                          WILMINGTON TRUST COMPANY AND

---------

   SCHEDULE 1
    To Subordinated Loan And Security Agreement

              Among Wilmington Trust Company and George Jeff Mennen

          And Onkyo Acquisition Corporation or its successors including

                               Onkyo America, Inc.

All of the Debtor's: (i) Accounts Receivable; (ii) Chattel Paper; (iii) Computer Hardware and Software and all rights with respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnification, and any substitutions, replacements, additions or model conversions of any of the foregoing; (iv) Contract Rights; (v) Deposit Accounts;
(vi) Documents; (vii) Financial Assets; (viii) General Intangibles; (ix) Goods (including all of its Equipment, Fixtures and Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor; (x) Instruments; (xi) Intellectual Property; (xii) money (of every jurisdiction whatsoever); and (xiii) to the extent not included in the foregoing, other personal property of any kind or description; together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provisions of any lease or license of Computer Hardware and Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) the assignment thereof, and the grant of a security interest therein, the Debtor's rights in such lease or license shall be excluded from the foregoing assignment and grant for so long as such prohibition continues, it being understood that upon request of the Secured Party, the Debtor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of the Secured Party in the Debtor's rights under such lease or license.

                             SCHEDULE 4(i) and (ii)

                         TO LOAN AND SECURITY AGREEMENT

                               LIENS ON COLLATERAL

Onkyo America, Inc.

1)       Security Agreement dated September 24, 1999, in favor of LaSalle Bank.

2) UCC-1 Financing Statement covering copier with stapler/sorter dated November 17, 1995 in favor of First United Leasing.

3) UCC-1 Financing Statement covering crown RR3520-45 trucks and batteries dated April 4, 1997 in favor of CFC Investment Company.

4) UCC-1 Financing Statement covering crown RR3520-45 electric lift truck with battery & charger dated December 2, 1997 in favor of CFC Investment Company.

5)       Real Estate Tax Search for Residential Real Estate in the amount of
         $1,221.75.

                                 SCHEDULE 4(iv)

                         TO LOAN AND SECURITY AGREEMENT

                    CHIEF EXECUTIVE OFFICE AND NOTICE ADDRESS

Onkyo Acquisition Corporation

Onkyo Acquisition Corporation
3030 Barker Drive

Columbus, IN 47201


Onkyo America, Inc.

Onkyo America, Inc.
3030 Barker Drive
Columbus, IN  47201

                                  SCHEDULE 4(v)

                         TO LOAN AND SECURITY AGREEMENT

                                    ADDRESSES

Onkyo Acquisition Corporation

Onkyo Acquisition Corporation
3030 Barker Drive

Columbus, IN 47201

Onkyo America, Inc.
------------------

Onkyo America, Inc.
3030 Barker Drive
Columbus, In 47201

Onkyo America, Inc.
2300 Boswell Road

Suite 204
Chula Vista, CA  91914

Onkyo America, Inc.
16263 Rainbow Ridge Road
Chino Hills, CA  91709
                            OTHER INVENTORY LOCATIONS

[        *        ]
[        *        ]
[        *        ]
[        *        ]
[        *        ]
[        *        ]

[        *        ]
[        *        ]
[        *        ]

[        *        ]
[        *        ]
[        *        ]

[        *        ]
[        *        ]
[        *        ]

* Confidential portions omitted and filed separately with the Commission.

                            SCHEDULE 4(vi) and (vii)

                         TO LOAN AND SECURITY AGREEMENT

                      TRADE NAMES, PRIOR LEGAL NAMES, ETC.

Onkyo Acquisition Corporation
   None.

Onkyo America, Inc.
   None.

                                SCHEDULE 4(viii)

                         TO LOAN AND SECURITY AGREEMENT

                                     PATENTS

Onkyo Acquisition Corporation

   None.


Onkyo America, Inc.

1) Subwoofer and cone technology owned by Onkyo Corporation:

     Patent Number 4,377,617 for Loudspeaker Diaphragm and Process for Producing Same. Patent Number 4,709,392 for Dome Speaker with Diaphragm Having at Least One Elongated Cut-Out Portion.

     Patent Number 5,205,897 for Method of Bonding Loudspeaker Diaphragm.

2) The following  patents are licensed from Onkyo  America  Specialty  Products,
Inc.

     Patent Number  4,673,056  issued on June 16, 1987 for  Loudspeaker  System.
     Patent Number 5,527,587 issued on June 18, 1996 for Trim and Piece Method for Making Same. Patent Number 5,094,316 issued on March 10, 1992 for Overhead Speaker System for Use in Vehicles.

     Patent Number 5,606,623 issued on February 25, 1997 for Overhead Vehicle Loud Speaker Cabinet XJ System.

     Patent Number 5,646,381 issued on July 8, 1997 for Mounted Sound Horn. Patent Application Serial No. 09/332,844 for Loud Speaker Assembly and method of assembly for same.

                                   TRADEMARKS

Onkyo Acquisition Corporation
   None.

Onkyo America, Inc.

     1) Pursuant to the Share Purchase Agreement dated June 29, 2000, and amended as of August 3, 2000, among Onkyo Europe Electronics GmbH, Onkyo Malaysia SDN.BHD., Onkyo Corporation, Global Technovations, Inc., and Onkyo America, Inc. ("Share Purchase Agreement"), Onkyo America, Inc. was granted the following: a) a royalty-free license and right to possess, use, display and reproduce the names "Onkyo America" and "Onkyo America, Inc.," in connection with Onkyo America, Inc.'s business for five years from August 31, 2000; and b) the right to use, display and reproduce the "Onkyo" name on Onkyo Group Speakers (as defined in the Share Purchase Agreement) in its capacity as exclusive distributor for Onkyo Corporation under the Distribution and Technical Service Agreement, dated August 31, 2000, by and among Onkyo Corporation and Onkyo America, Inc.

     2) Pursuant to the Asset Purchase Agreement, dated September 30, 1999, by and among Top Source Automotive, Inc., Top Source Technologies, Inc. and Onkyo America, Inc., Onkyo America acquired rights in the following trade names: Top Source Automotive, Inc., Top Source Automotive and Top Source.

                                   COPYRIGHTS

Onkyo Acquisition Corporation

   None.


Onkyo America, Inc.

   None.

                                   SCHEDULE 7

                         TO LOAN AND SECURITY AGREEMENT

                   COLLATERAL NOT LOCATED IN THE UNITED STATES

Onkyo Acquisition Corporation
   None.

Onkyo America, Inc.
   None.